UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2021 (March 17, 2021)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal St., Suite 1400 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

303-301-3271

111 North Canal St., Suite 1400 Chicago, IL 60606

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market
Preferred stock purchase rights	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On March 17, 2021, Gogo Inc. (the “Company”) entered into separate, privately negotiated exchange agreements (the “Agreements”) with certain existing holders (the “Holders”) of the Company’s 6.00% Convertible Senior Notes due 2022 (the “Notes”). Pursuant to the Agreements, a total of $28,235,000 aggregate principal amount of Notes will be exchanged for shares of the Company’s common stock, par value $0.0001 per share (the “common stock”). Following consummation of the transactions contemplated by the Agreements, $208,514,000 aggregate principal amount of Notes will be outstanding.

The number of shares of common stock issuable pursuant to the Agreements is to be calculated based on the volume weighted average price of the common stock for the three trading days following the date of the Agreements (the “VWAP”), at a rate, per $1,000 of exchanged Notes, equal to the quotient of (1) sum of (A) the product of (i) the conversion rate of the Notes and (ii) $11.18, and (B) the Incremental Conversion Value (as defined below), and (2) the VWAP. The Incremental Conversion Value, as defined in Agreements, is equal to the sum of (1) $135.00 and (2) the product of (A) the difference of (i) the VWAP and (ii) $11.18, (B) the conversion rate of the Notes and (C) 0.9. Closing of the transactions contemplated by the Agreements is expected to occur on or about March 25, 2021, subject to the satisfaction of certain closing conditions. The Company will amend this Current Report on Form 8-K following the determination of the total number of shares of common stock to be issued pursuant to the Agreements (the “Exchange Shares”).

The issuance of the Exchange Shares will be made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Marguerite M. Elias
Marguerite M. Elias
Executive Vice President, General Counsel and Secretary

Date: March 18, 2021